Exhibit 99.1


                       View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Gunther Than, Chief Executive Officer and Principal Financial Officer of View Systems, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003
                       /S/ Gunther Than
                       ____________________________________
                       Gunther Than
                       Chief Executive Officer
                       Principal Financial Officer